EXECUTION COPY

                              Pathmark Stores, Inc.

                                  July 1, 2000



James L. Donald
c/o Pathmark Stores, Inc.
200 Milik Street
Carteret, New Jersey 07008


             Side Letter to the Sale and Retention Bonus Agreement, The Stock Award Agreement and the Employment Agreement



Dear Jim:

                  This side letter (the "Letter") sets forth the agreement between you and Pathmark Stores, Inc., a corporation organized under the laws of Delaware (the "Company"), regarding the amendment to the terms of the Sale and Retention Bonus Agreement between you and the Company dated February 1, 2000 (the "Bonus Agreement") and to the terms of the employment agreement between you and the Company, dated October 8, 1996 (the "Employment Agreement") and the stock award agreement dated October 8, 1996 (the "Stock Award Agreement"). This Letter shall be effective as of the date first set forth above.

A.       Amendments to the Bonus Agreement.

                  1. New Definitions. (a) The following definition are hereby added after the definition of "Payment Date" in Section 1 of the Bonus
Agreement:

                  "Plan Effective Date" shall mean the effective date of the judicial consent to the Joint Prepackaged Chapter 11 Plan of Reorganization.

                  (b) The following definition is hereby added to Section 1 of the Bonus Agreement immediately prior to the definition of "Triggering Event":

                  "Stock Option" shall mean any vested or unvested outstanding stock option awarded under any equity compensation plan of the Company or its subsidiaries that is exercisable upon vesting for shares of common stock of the Company or any of its subsidiaries.

                  2. Modified Definition. The definition of "Triggering Event" in Section 1 of the Bonus Agreement is hereby deleted in its entirety and replaced by the following:


                  Prior to the Plan Effective Date, a "Triggering Event" shall be deemed to have occurred on the date that any of he following shall have occurred:

                  (A) any member of the Company Group enters into a binding agreement with one or more Independent Third Parties to directly acquire, in exchange for cash, stock, claims, or property, fifty percent or more of the aggregate equity securities of Holdings for which the MLCP Investors and the Equitable Investors (as defined in the Amended and Restated Stockholders Agreement among Holdings and its Stockholders, dated January 22, 1998) (together, the "Stockholders") are Beneficial Owners as of the Effective Date;

                  (B) any member of the Company Group enters into a binding agreement providing for a merger, consolidation, reorganization or other business combination upon consummation of which one or more Independent Third Parties would own or control fifty percent or more of either (i) the aggregate voting securities of the Company Group, (ii) the aggregate economic interest of the outstanding equity securities of the Company Group or (iii) the aggregate value of the assets of the Company;

                  (C) any member of the Company Group enters into transaction upon consummation of which an Independent Third Party would acquire in exchange for cash, stock, claims or property fifty percent or more of either (I) the aggregate equity securities of the Company, PTK Holdings, Inc. or Supermarkets General Holdings Corporation, or (II) the Company's assets; or

                  (D) any member of the Company Group files a plan of reorganization or motion for relief in a case under title 11 of the United States Code for the purpose of implementing an agreement or transaction of the type described in any of the preceding clauses (A),
         (B) or (C);

         provided, however, that a Triggering Event shall not include any change of ownership resulting from a public offering of any of the securities of any of the Company Group pursuant to an effective registration statement under the Securities Act of 1933, as amended.

                  On and after the Plan Effective Date, a "Triggering Event" shall be deemed to have occurred on the date that any of the following shall have occurred, provided that a Triggering Event may occur only on or before the second anniversary of the Plan Effective Date:

                  (A) the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 35% or more of the common stock of the Company (the "Common Stock") then outstanding, and the individuals who, as of the Plan Effective Date, constitute the Board and subsequently elected members of the Board whose election is approved or recommended by at least a majority of such current members or their successors whose election was so approved or recommended (other than any subsequently elected members whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board) cease for any reason to constitute at least a majority of such Board; provided, however, that in no event shall a Triggering Event be deemed to have occurred upon any such acquisition by (i) any employee benefit plan of the Company, (ii) any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan, or (iii) any Person (other than any of Fidelity Management & Research Company or Fidelity Management Trust Company or by any fund or account associated with either Fidelity Management & Research Company or Fidelity Management Trust Company) who as of the Plan Effective Date was the beneficial owner of 15% or more of the shares of Common Stock outstanding on such date unless and until such Person, together with all Affiliates of such Person, becomes the beneficial owner of 35% or more of the shares of Common Stock then outstanding whereupon a Change in Control shall be deemed to have occurred;

                  (B) the Company enters into a binding agreement with one or more Persons to directly acquire, in exchange for cash, stock, claims or property, 50% or more of the aggregate equity securities of the Company; or

                  (C) the Company enters into a binding agreement providing for a merger, consolidation, reorganization or other business combination upon consummation of which one or more Persons would own or control 50% or more of either (i) the aggregate voting securities of the Company, or (ii) the aggregate value of the assets of the Company.

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

                  For purposes of the above definition of Triggering Event only, the following defined terms shall apply:

                  "Affiliate" means, with respect to any Person, any other entity which (i) is a Subsidiary of such Person, (ii) is, directly or indirectly, under common control with such Person, or (iii) is, directly or indirectly, controlling such Person.

                  "Person" means any person, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) an entity owned, directly or indirectly, by the shareholders of Pathmark in substantially the same proportions as their ownership of stock of the Company.

                  "Subsidiary" means with respect to any Person, any entity of which:

                  (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, collectively or individually, by such Person or by one or more Affiliates of such Person, and

                  (ii) if a partnership, association, limited liability company or other entity, a majority of the partnership, membership or other similar ownership interest thereof is at the time of determination owned or controlled, directly or indirectly, collectively or individually, by such Person or by one or more Affiliates of such Person.

                  3. Retention Bonus. Section 3 of the Bonus Agreement is hereby deleted in its entirety and replaced by the following:

                  3.       Retention Bonus.

                           (a) Retention Payment. In consideration of, and subject to, your continued employment with the Company during the period beginning on the Effective Date and ending on the Payment Date, the Company will pay you a lump sum cash amount equal to $2,000,000 (the "Retention Payment") as soon as practicable after the Payment Date but in no event more than thirty days thereafter.

                           (b) Restricted Stock Grant. In addition to the Retention Payment, within thirty days after the Plan Effective Date provided that you continue to be employed by the Company on such date, the Company will grant you 98,510 shares of Company common stock in the form of restricted stock (the "Restricted Stock"). The Restricted Stock will become fully vested on the first anniversary of the Plan Effective Date.

                           (c) Retention Bonus Defined. The Retention Payment and the Restricted Stock shall constitute the Retention Bonus.

                           (d) Upon a Triggering Event; Other Acceleration of Vesting. Upon the occurrence of a Triggering Event, the Retention Payment shall become immediately payable in full and the Restricted Stock shall become immediately vested. The Retention Payment will be paid in a lump sum cash amount as soon as practicable after the date of the Triggering Event. In addition, the Restricted Stock will vest in its entirety on the date of your Involuntary Termination (as defined in the Employment Agreement).

                  4. Section 4(a) of the Bonus Agreement is hereby deleted in its entirety and replaced by the following:

                           (a) General Terms. You will become entitled to receive the Sale Bonus in the event that (i) a Triggering Event occurs on or before the end of the Term and (ii) a Change in Control contemplated by such Triggering Event occurs thereafter. The amount of the Sale Bonus shall be equal to 0.0043 multiplied by the Aggregate Consideration; provided, however, that the Sale Bonus shall be reduced by the net value you receive in connection with your Stock Options, if any, that are redeemed for cash or exchanged for other securities at the time of or prior to a Change in Control.

                  5. Section 5(a) of the Bonus Agreement is hereby deleted in its entirety and replaced by the following:

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

                            (a) Involuntary Termination. In the event of your Involuntary Termination (as defined in the Employment Agreement) prior to the Payment Date, you shall be entitled to receive the Retention Bonus in accordance with the terms of Section 3, as if your employment had continued until such Liquidation Date. In the event of your Involuntary Termination on or after August 1, 2000 and prior to a Triggering Event, you shall remain entitled to receive the Sale Bonus in the event of a subsequent Triggering Event and a corresponding Change in Control in the same manner as if your employment with the Company had continued through the end of the Term.

B.       Amendment to the Employment Agreement.

                  1. Extension of the Term. Section 1 of the Employment Agreement is hereby deleted in its entirety and replaced by the following:

                           1. Term of Employment Under the Agreement. The Term of your employment under this Agreement (the "Term") shall commence on October 8, 1996 (the "Effective Date") and shall continue until October 8, 2005. For purposes of this Agreement, "Fiscal Year" means the Company's fiscal year. Subject to the provisions of Section 6 below, either party may terminate your employment under this Agreement at any time.

                  2.       Definitions.

                  (a) The following definition is hereby added after the definition of "Involuntary Termination" in Section 9 of the Employment
Agreement:

                  "Plan Effective Date" shall mean the effective date of the judicial consent to the Joint Prepackaged Chapter 11 Plan of Reorganization.

                  (b) The definition of "Change in Control" as set forth in
Section 9 of the Employment Agreement is hereby deleted in its entirety and replaced by the following:

                  Prior to the Plan Effective Date, "Change in Control" shall mean the acquisition by a person (other than a person or group of persons that beneficially own an equity interest in Holdings or the Company on the Effective Date or any person controlled thereby) of more than 50% control of the voting securities of Holdings as a result of a sale of voting securities after the Effective Date by the persons who, on the Effective Date, have a beneficial interest in such voting securities, but shall not include any change in the ownership of the Company or Holdings resulting from a public offering.

                  On and after the Plan Effective Date, a "Change in Control" shall be deemed to have occurred on the date that any of the following shall have occurred:

                  (i) the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 35% or more of the common stock of the Company (the "Common Stock") then outstanding, and the individuals who, as of the Plan Effective Date, constitute the Board and subsequently elected members of the Board whose election is approved or recommended by at least a majority of such current members or their successors whose election was so approved or recommended (other than any subsequently elected members whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board) cease for any reason to constitute at least a majority of such Board; provided, however, that in no event shall a Triggering Event be deemed to have occurred upon any such acquisition by (A) any employee benefit plan of the Company, (B) any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan, or (C) any Person (other than any of Fidelity Management & Research Company or Fidelity Management Trust Company or by any fund or account associated with either Fidelity Management & Research Company or Fidelity Management Trust Company) who as of the Plan Effective Date was the beneficial owner of 15% or more of the shares of Common Stock outstanding on such date unless and until such Person, together with all Affiliates of such Person, becomes the beneficial owner of 35% or more of the shares of Common Stock then outstanding whereupon a Change in Control shall be deemed to have occurred;

                  (ii) the Company enters into a binding agreement with one or more Persons to directly acquire, in exchange for cash, stock, claims or property, 50% or more of the aggregate equity securities of the Company; or

                  (iii) the Company enters into a binding agreement providing for a merger, consolidation, reorganization or other business combination upon consummation of which one or more Persons would own or control 50% or more of either (A) the aggregate voting securities of the Company, or (B) the aggregate value of the assets of the Company.

                  For purposes of the above definition of Change in Control only, the following defined terms shall apply:

                  "Affiliate" means, with respect to any Person, any other entity which (i) is a Subsidiary of such Person, (ii) is, directly or indirectly, under common control with such Person, or (iii) is, directly or indirectly, controlling such Person.

                  "Person" means any person, entity or "group" within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) an entity owned, directly or indirectly, by the shareholders of Pathmark in substantially the same proportions as their ownership of stock of the Company.

                  "Subsidiary" means with respect to any Person, any entity of which:

                  (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, collectively or individually, by such Person or by one or more Affiliates of such Person, and

                  (ii) if a partnership, association, limited liability company or other entity, a majority of the partnership, membership or other similar ownership interest thereof is at the time of determination owned or controlled, directly or indirectly, collectively or individually, by such Person or by one or more Affiliates of such Person.

                  3. Equity Compensation You acknowledge and agree that in consideration of the Retention Bonus set forth in the Bonus Agreement, as amended by this Letter, you hereby waive all rights to the long-term incentive compensation set forth in Section 4 of the Employment Agreement. Accordingly, the parties hereto agree that, as of the Plan Effective Date, Section 4 of the Employment Agreement, as well as Exhibits A and B of the Employment Agreement shall become void and have no further force or effect.

                  4. D&O Liability Insurance. The following Section 6(h) is hereby added after Section 6(g) of the Employment Agreement:

                           (h) As of the Plan Effective Date, the Company shall purchase a six-year "tail" on its directors and officers liability insurance policy.


                            (SIGNATURE PAGE FOLLOWS)



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



                  If this Letter sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this Letter, which will then constitute our agreement on this subject.

                                             Sincerely,

                                             PATHMARK STORES, INC.


                                             By
                                               ---------------------------------
                                                 Name:
                                                 Title




Agreed to as of this ___th day of _______, 2000.


-------------------------------
        James L. Donald